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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Plan Administrator of Samsonite
 Corporation Employee Savings Trust


We hereby consent to the incorporation by reference in the Registration Statement on form S-8 (No. 333-19281) of our report dated June 3, 1999, relating to the financial statements and schedules of the Samsonite Corporation Employee Savings Trust appearing in this Annual Report on Form 11-K for the year ended December 31, 1998.


                            /s/ BDO Seidman, LLP

Denver, Co
June 21, 1999



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